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                                    Exhibit 2

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Floating Rate Certificates, Class B
CUSIP: 8712928AS8

Pursuant to Section 4.2 of the Base Trust Agreement dated September 15, 1997 between Structured Products Corporation and Delaware Trust Capital Management, Inc. , First Trust of New York, National Association, as Administrator, hereby gives notice with respect to the Distribution occurring on February 15, 1998 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of each Class of Securities allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                                                                  Floating Rate
                                    Fixed Rate Notes,             Certificates
                                    Class A                       Class B

Principal                           $0.00                            $0.00
Premium, if any                     $0.00                            $0.00
Interest Paid                       $5.573333                        $5.310938
Interest Accrued and not paid       $0.00                            $0.00

(ii) The Floating Rate Pass Through Rate applicable to the Floating Rate Class B Certificates for the period from January 15, 1998 through February 16, 1998 and payable on the on the Distribution Date , as calculated by Westdeutsche Landesbank Girozentrale, the Calculation Agent is 5.7938%.

(iii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.

(iv) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(v) The Deposited Assets will bear interest at a rate of 5.755% for the period from February 17, 1998 through March 16, 1998.

(vi) The Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's Investors Service .

(vii) The Eligible Investments held by the Issuer as of the Distribtion Date were as follows:


       None.

(viii) The PSA Index Rate determined with respect to the Distribution Date by Westdeutsche Landesbank Girozentrale, as Swap Counterparty is not to be determined prior to February 1999.

(ix) The aggregate outstanding principal balance of, Notional Amount attributable to and the Currect Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

                                        6

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                                                                  Floating Rate
                                        Fixed Rate Notes,         Certificates
                                        Class A                   Class B

Aggregate Outstanding Principal         $352,980,000              $10,920,000
Balance
Notional Amount                         $352,980,000              $10,920,000
Current Factor                          1.00000000                1.00000000

First Trust of New York, National Association, as Administrator

                                        7

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TIERS Asset-Backed Securities
                                Series CHAMT Trust 1997-7


                                By:  Delaware Trust Capital Management, Inc.,
                                       not in its individual capacity,
                                       but solely as Owner Trustee on behalf of
                                       TIERS Asset-Backed Securities,
                                       Series CHAMT Trust 1997-7



                                By:  /s/ Richard N. Smith
                                     -------------------------
                                Name:    Richard N. Smith
                                Title:   Vice President


Dated: February 15, 1998